EATON VANCE BALANCED FUND

EATON VANCE DIVIDEND BUILDER FUND

EATON VANCE GLOBAL SMALL-CAP FUND

(formerly Eaton Vance Small-Cap Value Fund)

EATON VANCE GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE REAL ESTATE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SPECIAL EQUITIES FUND

EATON VANCE STOCK FUND

Supplement to Prospectus dated May 1, 2015

1.

The following replaces “Portfolio Managers” under “Management” in “Fund Summaries – Eaton Vance Special Equities Fund”:

Michael D. McLean, Vice President of BMR, has managed the Fund since January 2015.

J. Griffith Noble, Vice President of BMR, has managed the Fund since January 2015.

2.

The following replaces the last paragraph under “Special Equities Fund.” in “Management and Organization”:

Special Equities Fund is managed by Michael D. McLean and J. Griffith Noble.  Mr. McLean and Mr. Noble have served as portfolio managers of the Fund since January 2015 and manage other Eaton Vance portfolios.  Mr. McLean has been employed by Eaton Vance for more than five years and is a Vice President of Eaton Vance and BMR.  Mr. Noble is a Vice President of Eaton Vance and BMR.  Prior to joining Eaton Vance in 2012, Mr. Noble was an equity analyst with Black Rock, Inc. (2008-2012).

January 20, 2016	20776 1.20.16